                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      July 21, 1998
                                                 -------------------------------

                   Wells Real Estate Investment Trust, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Maryland
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)

         333-32099                                          58-2328421
-----------------------------                  ---------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)


               3885 Holcomb Bridge Road, Norcross, Georgia 30092
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     (770) 449-7800
                                                   -----------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Joint Venture Between Wells OP and Wells Development.  Wells Operating
     ----------------------------------------------------
Partnership, L.P. ("Wells OP"), a Delaware limited partnership organized to own and operate properties on behalf of Wells Real Estate Investment Trust, Inc. (the "Registrant"), entered into a Joint Venture Agreement known as Wells/Fremont Associates (the "Fremont Joint Venture") with Wells Development Corporation ("Wells Development"). Wells Development is an Affiliate of the Registrant and its Advisor, Wells Capital, Inc. (the "Advisor"). The purpose of the Fremont Joint Venture is the acquisition, ownership, leasing, operation, sale and management of real properties, including, but not limited to, that certain office building containing 58,424 rentable square feet located in Fremont, Alameda County, California (the "Fairchild Building").

     Contract for the Fairchild Building.  Wells Development entered into that
     -----------------------------------
certain Agreement for the Purchase and Sale of Property dated June 8, 1998 with Rose Ventures V, Inc., a California corporation, and Thomas G. Haury and Carleen
S. Haury to acquire the Fairchild Building (the "Fairchild Contract"). Prior to closing, Wells Development assigned its rights to the Fairchild Contract to the Fremont Joint Venture, and on July 21, 1998, the Fremont Joint Venture acquired the Fairchild Building pursuant to the Fairchild Contract.

     The Fremont JV Contract.  On July 17, 1998, the Fund X-XI Joint Venture, a
     -----------------------
joint venture between Wells Real Estate Fund X, L.P. ("Wells Fund X") and Wells Real Estate Fund XI, L.P. ("Wells Fund XI"), entered into an Agreement for the Purchase and Sale of Joint Venture Interest (the "Fremont JV Contract") with Wells Development. Pursuant to the Fremont JV Contract, the Fund X-XI Joint Venture contracted to acquire Wells Development's interest in the Fremont Joint Venture (the "Fremont JV Interest") which, in the event of the closing of the contemplated transaction, will result in the Fund X-XI Joint Venture becoming a joint venture partner with Wells OP in the ownership of the Fairchild Building. Wells Fund X and Wells Fund XI are also Affiliates of the Registrant and the Advisor.

     Pursuant to the terms of the Fremont JV Contract, the Fund X-XI Joint Venture delivered $2,000,000 to Wells Development as an earnest money deposit. Wells Development contributed the earnest money it received under the Fremont JV Contract to the Fremont Joint Venture as its initial capital contribution, and Wells OP simultaneously contributed $995,480 to the Fremont Joint Venture as its initial capital contribution.

     Purchase of the Fairchild Building.  On July 21, 1998, the Fremont Joint
     ----------------------------------
Venture acquired the Fairchild Building pursuant to the Fairchild Contract for a purchase price of $8,900,000. The Fremont Joint Venture incurred acquisition expenses including legal fees, title insurance fees, loan origination fees, appraisal fees and other closing costs of approximately $60,000. The Fremont Joint Venture used the $2,995,480 aggregate capital contributions described above to partially fund the purchase of the Fairchild Building. The Fremont Joint Venture obtained a loan in the amount of $5,960,000 from NationsBank, N.A., the proceeds of which were used to fund the remainder of the cost of the Fairchild Building (the "NationsBank Loan").

     The NationsBank Loan.  The NationsBank Loan matures on July 21, 1999 (the
     --------------------
"Maturity Date"), unless the Fremont Joint Venture exercises its option to extend the Maturity Date to January 21, 2000. The interest rate on the NationsBank Loan is a variable rate per annum equal to the rate appearing on Telerate Page 3750 as the London InterBank Offered Rate for a thirty day period plus 220 basis points. Commencing on September 1, 1998, and on the first day of each calendar month thereafter continuing through and including the first day of the calendar month in which the Maturity Date occurs, the Fremont Joint Venture is required to pay to NationsBank monthly installments of principal in the amount of $10,498 plus accrued interest. The NationsBank Loan is secured by a first mortgage against the Fairchild Building. Leo F. Wells, III and Wells Development, Affiliates of the Registrant and the Advisor, are co-guarantors of the NationsBank Loan.

     At such time as sufficient funds have been raised, either in the Fund X-XI Joint Venture or the Registrant, or a combination thereof, to pay off the NationsBank Loan, the Fund X-XI Joint Venture shall close the acquisition of the Fremont JV Interest. This closing shall take place on or before July 21, 1999; however, the Fund X-XI Joint

Venture has the right to extend the closing date for two successive periods of six months if sufficient cash has not been raised to pay off the NationsBank Loan. At the conclusion of such transaction, the Fund X-XI Joint Venture shall be admitted to the Fremont Joint Venture as a joint venturer partner in the place of Wells Development.

     Description of the Fairchild Building.  The Fairchild Building is a two-
     -------------------------------------
story office and manufacturing building with 58,424 rentable square feet. The Fairchild Building is composed of painted concrete tilt-up wall panels, plaster walls with a clay tile covered mansard roof on the building's west and north sides and aluminum framed windows. Construction of the Fairchild Building was completed in 1985.

     The Fairchild Building is located at 47320 Kato Road on the corner of Kato Road and Auburn Road in the City of Fremont, California. The site is approximately 3.05 acres and is located in a commercial area composed of similar use buildings. The parking area surrounds the Fairchild Building and contains approximately 184 paved parking spaces.

     An independent appraisal of the Fairchild Building was prepared by CB Richard Ellis Appraisal Services, a division of CB Commercial, as of June 29, 1998, pursuant to which the market value of the land and the leased fee interest in the Fairchild Building subject to the Fairchild Lease (described below) was estimated to be $8,900,000. The value estimate contained in this appraisal was based upon a number of assumptions, including that the Fairchild Building will continue operating at a stabilized level with Fairchild occupying 100% of the rentable areas, and is not necessarily an accurate reflection of the fair market value of this property. The Fremont Joint Venture also obtained an environmental report prior to closing evidencing that the environmental condition of the land encompassing the Fairchild Building was satisfactory.

     Fremont is considered Alameda County's extension of Silicon Valley as it is home to a large number of high-technology manufacturing and new product development companies. Fremont, which is the second largest city in Alameda County and the fourth largest city in the Bay Area with a population of approximately 190,000, is 25 miles south of Oakland and 15 miles north of San Jose along Interstate 880. Fremont encompasses approximately 94 square miles and is the largest source of current and future growth and development in Alameda County due to its abundance of land relative to other areas and its location on the fringe of Silicon Valley.

     The Fremont Joint Venture will experience competition for its current tenant from owners and managers of various other office and manufacturing buildings located in the immediate area of the Fairchild Building, which could adversely affect the Fremont Joint Venture's ability to retain Fairchild as a tenant, and if necessary in the future, to attract and retain other tenants.

     The Fairchild Lease.  The entire 58,424 rentable square feet of the
     -------------------
Fairchild Building is currently under a net lease agreement dated September 19, 1997 (the "Fairchild Lease") with Fairchild Technologies U.S.A., Inc. ("Fairchild"). Fairchild took early possession of the second floor of the Fairchild Building on October 1, 1997 at a monthly base rental of $22,456. The Fairchild Lease commenced on December 1, 1997 (the "Rental Commencement Date") and expires on November 30, 2004, subject to Fairchild's right to extend the Fairchild Lease for an additional five-year period. Fairchild must give written notice of its intention to exercise said option not more than 180 days and not less than 90 days before the last day of the initial term of the Fairchild Lease.

     Fairchild is a global leader in the design and manufacture of production equipment for semiconductor and compact disk manufacturing. The semiconductor equipment group recently unveiled a new line of semiconductor wafer processing equipment which will provide alternatives to the traditional semiconductor chip production methods.

     Fairchild is a wholly-owned subsidiary of the Fairchild Corporation, a Delaware corporation ("Fairchild Corp"). Fairchild Corp is the largest aerospace fastener and fastening system manufacturer and is one of the largest independent aerospace parts distributors in the world. Fairchild Corp is a leading supplier to aircraft manufacturers such as Boeing, Airbus, Lockheed Martin, British Aerospace and Bombardier and to airlines such as Delta Airlines and U.S. Airways. The aerospace fastener segment accounted for approximately 51.4% of the company's net sales and the aerospace parts distribution segment accounted for approximately 35.9% of the company's net sales in fiscal year 1997. The obligations of Fairchild under the Fairchild Lease are guaranteed by Fairchild Corp, which reported total consolidated sales of in excess of $680 Million and a net worth of in excess of $232 Million for its fiscal year ended June 30, 1997.

     The monthly base rent payable under the Fairchild Lease is $68,128 through November 30, 1998. On each one-year anniversary of the Rental Commencement Date, the monthly base rent in effect for the preceding year shall be adjusted upward by a 3% increase. The monthly base rent during the first year of the extended term of the Fairchild Lease, if exercised by Fairchild, shall be 95% of the then fair market rental value of the Fairchild Building subject to the annual 3% increase adjustments. If Fairchild and the Fremont Joint Venture are unable to agree upon the fair rental value for the extended lease term, each party shall select an appraiser and the two appraisers shall establish the rent by agreement. Under the Fairchild Lease, Fairchild is responsible for all utilities, taxes, insurance and other operating costs with respect to the Fairchild Building during the term of the Fairchild Lease. Currently, the annual real estate taxes for the Fairchild Building are approximately $37,000. The Fremont Joint Venture, as landlord, is responsible for the maintenance and repair of the structural elements of the roof, bearing walls and foundation of the Fairchild Building.

     Under the terms of the Fairchild Lease, Fairchild is required to carry and maintain, at its own cost and expense, certain types of insurance in form acceptable to the Fremont Joint Venture, naming the Fremont Joint Venture as an additional insured. With respect to insurance against loss or damage to the Fairchild Building, Fairchild is required to name the Fremont Joint Venture as loss payee under its policy. Among other types of insurance, the Fairchild Lease requires that Fairchild maintain liability insurance coverage covering the leased premises and Fairchild's use thereof against claims for personal injury, death, property damage and product liability, in single limit amounts of not less than $2,000,000 per occurrence, and an equivalent form of insurance against loss or damage of the Fairchild Building, including earthquake insurance, in an amount not less than 100% of the actual replacement value of the building and improvements thereto.

     Closing of the Fremont JV Interest.  Under the Joint Venture Agreement of
     ----------------------------------
the Fremont Joint Venture, cash flow distributions will be paid to Wells OP and Wells Development in accordance with each such entity's equity interest in the Fremont Joint Venture based upon each entity's relative capital contribution to the Fremont Joint Venture. As of July 31, 1998, Wells OP held an approximately 33% equity interest and Wells Development held an approximately 67% equity interest in the Fremont Joint Venture. As additional offering proceeds are raised by the Registrant, it is anticipated that Wells OP will make additional capital contributions to the Fremont Joint Venture, which will be utilized to pay down the NationsBank Loan and will increase Wells OP's relative equity interest in the Fremont Joint Venture. Cash flow distributions payable by the Fremont Joint Venture to Wells Development will be held for the benefit of the Fund X-XI Joint Venture, since Wells Development is prohibited from making any profit on the transaction during the holding period. Such amounts of cash flow distributions from the Fremont Joint Venture shall be credited as a purchase price adjustment or paid to the Fund X-XI Joint Venture at the closing of the acquisition of the Fremont JV Interest from Wells Development.

     Property Management Fees.  Wells Management Company, Inc. ("Wells
     ------------------------
Management"), an affiliate of the Registrant and the Advisor, has been retained to manage and lease the Fairchild Building. The Fremont Joint Venture shall pay 4.5% of gross revenues of the Fairchild Building to Wells Management for property management and leasing services.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.  The following financial statements relating to
         --------------------
the real property acquired by the Fremont Joint Venture are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

                                                                          Page
                                                                          ----

     Report of Independent Public Accountants                             F-1

     Statement of Excess Revenues Over Operating
     Expenses for the year ended December 31, 1997 (Audited)
     and for the three month period ended March 31, 1998 (Unaudited)      F-2

     Notes to Statement of Excess Revenues Over
     Operating Expenses for the year ended December 31, 1997 (Audited)
     and for the three month period ended March 31, 1998 (Unaudited)      F-3

     (b) Pro Forma Financial Information.  The following unaudited pro forma
         -------------------------------
financial statements of the Registrant relating to the real property acquired are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

                                                                          Page
                                                                          ----

     Summary of Unaudited Pro Forma Financial Statements                  F-4

     Pro Forma Balance Sheet as of March 31, 1998                         F-5

     Pro Forma Statement of Loss for the year ended
     December 31, 1997                                                    F-6

     Pro Forma Statement of Income for the three months
     ended March 31, 1998                                                 F-7


     After reasonable inquiry, the Registrant is not aware of any material factors relating to the real property described in this Current Report that would cause the financial information reported herein not to be necessarily indicative of future operating results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WELLS REAL ESTATE INVESTMENT TRUST, INC.
                              Registrant


                              By: /s/ Brian M. Conlon
                                 ----------------------------------------------
                                 Brian M. Conlon
                                 Executive Vice President

Date:  August 3, 1998

                     [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Wells Real Estate Investment Trust, Inc.:

We have audited the accompanying statement of revenues over certain operating expenses for the FAIRCHILD BUILDING for the year ended December 31, 1997. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Fairchild Building after acquisition by Wells/Fremont Associates (a joint venture between Wells Real Estate Investment Trust, Inc. and Wells Development Corporation). The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Fairchild Building's revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the Fairchild Building for the year ended December 31, 1997 in conformity with generally accepted accounting principles.



                                       /s/ Arthur Andersen LLP
                                       ----------------------------------------
                                       ARTHUR ANDERSEN LLP

Atlanta, Georgia
July 21, 1998

                               FAIRCHILD BUILDING


                       STATEMENT OF REVENUES OVER CERTAIN

                               OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                 AND FOR THE THREE MONTHS ENDED MARCH 31, 1998




                                                                               1997              1998
                                                                             --------         -----------
                                                                                              (UNAUDITED)

RENTAL REVENUES                                                               $220,090          $220,090

OPERATING EXPENSES                                                              67,573             6,300
                                                                              --------          --------
REVENUES OVER CERTAIN OPERATING EXPENSES                                      $152,517          $213,790
                                                                              ========          ========




         The accompanying notes are an integral part of this statement.

                               FAIRCHILD BUILDING

                         NOTES TO STATEMENT OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                 AND FOR THE THREE MONTHS ENDED MARCH 31, 1998


 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   DESCRIPTION OF REAL ESTATE PROPERTY ACQUIRED

   On July 21, 1998, Wells Development Corporation and Wells Real Estate Investment Trust, Inc., through Wells/Fremont Associates ("Wells/Fremont") (a Georgia joint venture), acquired the Fairchild Building, a 58,424-square-foot warehouse and office building located in Fremont, California, for a cash purchase price of $8,900,000 plus acquisition expenses of approximately $60,000. The building is 100% occupied by one tenant with a seven-year lease term that commenced on December 1, 1997 (with an early possession date of October 1, 1997) and expires on November 30, 2004. The monthly base rent payable under the lease is $68,128 with a 3% increase on each anniversary of the commencement date. The lease is a triple net lease, whereby the terms require the tenant to reimburse Wells/Fremont for certain operating expenses, as defined in the lease, related to the building. Prior to October 1, 1997, the building was unoccupied and all operating expenses were paid by the former owner of the Fairchild Building.

   RENTAL REVENUES

   Rental income from the lease is recognized on a straight-line basis over the life of the lease.

 2. BASIS OF ACCOUNTING

   The accompanying statement of revenues over certain operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses, such as interest, depreciation, and management fees, not comparable to the operations of the Fairchild Building after acquisition by Wells/Fremont.

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.

                   (UNAUDITED PRO FORMA FINANCIAL STATEMENTS)

The following unaudited pro forma balance sheet as of March 31, 1998 and the pro forma statements of (loss) income for the year ended December 31, 1997 and three months ended March 31, 1998 have been prepared to give effect to the following transaction as if it occurred as of March 31, 1998 with respect to the balance sheet and on January 1, 1997 with respect to the statements of (loss)income:
(i) the acquisition of the Fairchild Building by Wells/Fremont Associates (a joint venture between Wells Real Estate Investment Trust, Inc. and Wells Development Corporation).

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition been consummated at the beginning of the period presented.

The pro forma financial statements are based on available information and certain assumptions that management believes are reasonable. Final adjustments may differ from the pro forma adjustments herein.

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.

                            PRO FORMA BALANCE SHEET

                                MARCH 31, 1998

                                  (UNAUDITED)


                                                                        WELLS
                                                                     REAL ESTATE
                                                                     INVESTMENT          PRO FORMA             PRO FORMA
                                                                     TRUST, INC.        ADJUSTMENTS              TOTAL
                                                                     -----------        -----------           ----------
ASSETS:
 Investment in joint venture                                           $      0         $1,039,082 (a)        $1,039,082
 Cash                                                                   317,378           (317,378)(a)                 0
 Deferred project costs                                                   4,072             (4,072)(a)                 0
 Deferred offering costs                                                461,108                  0               461,108
 Accounts receivable                                                         18                  0                    18
                                                                       --------         ----------            ----------
      Total assets                                                     $782,576         $  717,632            $1,500,208
                                                                       ========         ==========            ==========

LIABILITIES:
 Sales commission payable                                              $ 11,053         $        0            $   11,053
 Due to affiliate                                                       468,718            717,632 (a)         1,186,350
                                                                       --------         ----------            ----------
      Total liabilities                                                 479,771            717,632             1,197,403
                                                                       --------         ----------            ----------
MINORITY INTEREST OF UNIT HOLDER IN OPERATING PARTNERSHIP               200,000                  0               200,000
                                                                       --------         ----------            ----------
SHAREHOLDERS' EQUITY:
 Common shares, $.01 par value; 40,000,000 shares
  authorized, 11,735 shares issued and outstanding                          117                  0                   117
 Additional paid-in capital                                             102,688                  0               102,688
                                                                       --------         ----------            ----------
      Total shareholder's equity                                        102,805                  0               102,805
                                                                       --------         ----------            ----------
      Total liabilities and shareholder's equity                       $782,576         $  717,632            $1,500,208
                                                                       ========         ==========            ==========

-----------
(a) Reflects Wells Real Estate Investment Trust, Inc.'s portion of the $8,900,000 purchase price related to the Fairchild Building including the related deferred project costs.

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.

                          PRO FORMA STATEMENT OF LOSS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                  (UNAUDITED)


                                                                        WELLS
                                                                     REAL ESTATE
                                                                     INVESTMENT          PRO FORMA             PRO FORMA
                                                                     TRUST, INC.        ADJUSTMENTS              TOTAL
                                                                     -----------        -----------           ----------
REVENUES:
 Equity in loss of joint venture                                       $   0             $ (203,458)(a)      $ (203,458)
                                                                       -----             ----------          ----------
NET LOSS                                                               $   0             $ (203,458)         $ (203,458)
                                                                       =====             ==========          ==========

LOSS PER SHARE (BASIC AND DILUTED)                                     $0.00             $(2,034.58)         $(2,034.58)
                                                                       =====             ==========          ==========

---------
(a) Reflects Wells Real Estate Investment Trust, Inc.'s 33.3% equity in earnings of Wells/Fremont Associates. The pro forma adjustments result from rental revenues less operating expenses, management fees, depreciation, and interest expense.

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.


                         PRO FORMA STATEMENT OF INCOME

                   FOR THE THREE MONTHS ENDED MARCH 31, 1998

                                  (UNAUDITED)



                                                                        WELLS
                                                                     REAL ESTATE
                                                                     INVESTMENT          PRO FORMA             PRO FORMA
                                                                     TRUST, INC.        ADJUSTMENTS              TOTAL
                                                                     -----------        -----------           ----------
REVENUES:
 Equity in income of joint ventures                                      $   0            $5,738(a)            $5,738
                                                                         -----            ------               ------
NET INCOME                                                               $   0            $5,738               $5,738
                                                                         =====            ======               ======

EARNINGS PER SHARE (BASIC AND DILUTED)                                   $0.00            $ 0.49               $ 0.49
                                                                         =====            ======               ======

----------
(a) Reflects Wells Real Estate Investment Trust, Inc.'s 33.3% equity in earnings of Wells/Fremont Associates. The pro forma adjustments result from rental revenues less operating expenses, management fees, depreciation, and interest expense.